                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2005

                            RelationServe Media, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

      333-119632                                        43-2053462
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(Commission File Number)                    (IRS Employer Identification Number)

             6700 N. Andrews Avenue, Fort Lauderdale, Florida 33309
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                    (Address of Principal Executive Offices)

                                 (954) 202-6000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications
pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On June 23, 2005, we entered into an agreement with Warren Musser which provides for the grant, as of the date of such agreement, of a five-year non-qualified option to purchase 1,000,000 shares of our common stock, $0.0001 par value per share ("Common Stock") at an exercise price of $1.00 per share, in consideration for Mr. Musser agreeing to serve as Chairman of our Board of
Directors ("Musser Agreement").

            On June 24, 2005 we entered into an agreement with Mandee Heller
Adler which provides, among other things, that in consideration for Ms. Adler's agreement to serve as our Chief Executive Officer, Ms. Adler will receive a base salary of $200,000 per year. In addition, Ms. Adler will be eligible to earn an annual performance bonus, as determined by the Board of Directors. Ms. Adler will also receive an option to purchase 100,000 shares of Common Stock upon the establishment of a stock option plan for company executives, 30,000 shares of
Common Stock, which will vest as to one-third of such shares upon execution of a definitive employment agreement, and as to one-third on the first and second anniversary dates thereafter.

Item 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

            The following information is furnished with regard to all securities sold within the past three years that were not registered under the Securities
Act of 1933, as amended (the "Securities Act") and which were previously not reported. The issuances described hereunder were made in reliance upon the exemptions from the registration set forth in Section 4(2) of the Securities Act or Regulation D, of the Securities Act.

            On June 23, 2005, pursuant to the Musser Agreement, we granted an immediately exercisable option to purchase 500,000 shares of Common Stock,
$0.0001, at an exercise price of $1.00 per share, to Mr. Musser. The option is immediately exercisable. The option was issued pursuant to Section 4(2) of the
Securities Act and is a restricted security as defined in the Securities Act.

            As previously reported, on April 20, 2005 Relationserve commenced a private offering of Units, each Unit consisted of 50,000 shares of Relationserve common stock with warrants to purchase 25,000 shares of Relationserve common stock exercisable at $2.00 per share (the "Offering"). Relationserve received and accepted $1,625,000 of subscriptions, including $500,000 purchased by The
Musser Foundation on June 24, 2005. The Units were issued in reliance on an exemption from registration provided under Regulation D of the Securities Act and are restricted shares as defined by the Securities Act.

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            (a) Not applicable.

            (b) In connection with our management reorganization, as a result of our previously reported recent merger transaction and acquisitions, the Chief
Operating Officer of our Relationserve, Inc. subsidiary assumed, effective June
22, 2005, responsibilities as chief marketing strategist and no longer will serve as our subsidiary Chief Operating Officer, which position presently is vacant.

            (c) Effective June 21, 2005, Mandee Heller Adler was appointed to serve as our Chief Executive Officer. In such capacity, Ms. Adler will serve as our principal executive officer.

            Ms. Adler is the founder and, since June 2003, was the principal of
Heller Adler Consulting, a consulting firm providing financial and strategic consulting services to clients with from $45 - $500 million in revenues. From
October 2000 to June 2003, Ms. Adler was vice chairman, executive vice president and chief operating officer of Women's Financial Network, a national discount brokerage and wholly-owned subsidiary of Siebert Financial Corp. ("Siebert").
Prior thereto from December 1999, Ms. Adler co-founded and served as chief executive officer of HerDollar.com, a consulting firm which assisted financial institutions to attract and retain women customers, which was sold to Siebert in
2000. Ms. Adler has been an analyst in the Investment Banking Division of
Goldman Sachs & Co. where she worked in both the Equity Capital Markets and
Corporate Finance Groups. Ms. Adler earned a BSE degree from the Wharton School and a BA degree from the College of Arts and Sciences of the University of
Pennsylvania and an MBA degree from Harvard University Graduate School of
Business Administration.

            (d) On June 21, 2003, we increased the size of our Board of
Directors from one to two directors. In accordance with our by-laws for filling newly-created board vacancies, our Board of Directors appointed Warren "Pete"
Musser to serve as a director, effective June 22, 2005. It is expected that Mr.
Musser will also be appointed to the Audit Committee of our Board of Directors upon its organization.

            Mr. Musser is currently the managing director of The Musser Group and the chairman emeritus of Safeguard Scientifics, Inc. Mr. Musser is also director of Internet Capital Group, Inc., vice chairman and director of
NutriSystems, Inc., vice chairman and director of the Eastern Technology
Council, chairman and director of Economics PA, and vice president of development of Cradle of Liberty Council, Boy Scouts of America. Mr. Musser
received a BS degree in Industrial Engineering from Lehigh University.

            Mr. Musser served as founder, chairman, and chief executive officer of Safeguard Scientifics, Inc. from 1953 through 2001, as chairman of Cambridge
Tech Partners from 1992 through 2001 when it was acquired by Novell, Inc., as chairman of Telkonet, Inc. from 2003 through the present, as a board member of
Health Advocate, Inc. from 2003 through the present, of Tycom Ltd. from 2000 through the present, of Internet Capital Group from 2000 through present, of
Compucom Systems, Inc. from 1999 through 2004, of Coherent Communication Systems from 1993 through 1998, and as trustee of Brandywine Realty Trust from 1996 through 2002.

Item 8.01   OTHER EVENTS

            SYMBOL CHANGE

            On June 24, 2005 our requested name and trading symbol change to
RelationServe Media, Inc. and "RSVM.OB" from Chubasco Resources Corp. and
"CHBO.OB" became effective. Accordingly, as of June 24, 2005, our Common Stock
will be quoted on the automated quotation service maintained by the National
Association of Securities Dealers, Inc. (OTC Bulletin Board) under the symbol
"RSVM".

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

b)          EXHIBITS

Exhibit No.       Exhibits
-----------       --------
10.1              Agreement between RelationServe Media, Inc. and Warren Musser, dated June 23, 2005

10.2              Agreement between RelationServe Media, Inc. and Mandee Heller Adler, dated June 24, 2005

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2005                       By: /s/ Danielle Karp
                                               ---------------------------------
                                               Name:  Danielle Karp
                                               Title: President and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Exhibits
-----------       --------
10.1              Agreement between RelationServe Media, Inc. and Warren Musser, dated June 23, 2005

10.2              Agreement between RelationServe Media, Inc. and Mandee Heller Adler, dated June 24, 2005